                                                                     EXHIBIT 4.1
================================================================================

================================================================================

   COMMON STOCK       [LOGO OF CARDIMA, INC. APPEARS HERE]       COMMON STOCK

   ------------                  CARDIMA, INC.                   ------------
      NUMBER                                                        SHARES
        LU
   ------------                                                  ------------

                                                                SEE REVERSE FOR
                                                                  STATEMENTS
                                                             RELATING TO RIGHTS,
                                                                 PREFERENCES,
         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   PRIVILEGES AND
                                                                 RESTRICTIONS
                                                               CUSIP 14147M 10 6

   --------------------------------------------------------------------------

   THIS CERTIFIES THAT








   is the owner of

   --------------------------------------------------------------------------

 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
       -----------------------------------------------------------------
   ---------------------------- CARDIMA, INC. ------------------------------
       -----------------------------------------------------------------
 transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                  COUNTERSIGNED AND REGISTERED:
                  U.S. STOCK TRANSFER CORPORATION
                             TRANSFER AGENT AND REGISTRAR

                  BY
                                    AUTHORIZED SIGNATURE

    Dated:
                               [CORPORATE SEAL
                               OF CARDIMA, INC.
                                APPEARS HERE]

       [SIGNATURE APPEARS HERE]                  [SIGNATURE APPEARS HERE]

               SECRETARY                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================

================================================================================

    A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation as its principal office.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

    TEN COM  - as tenant in common          UNIF GIFT MIN ACT - _______________ Custodian ____________________
    TEN ENT  - as tenants by the                                    (Cust)                   (Minor)
               entireties                                        under Uniform Gifts to Minors
    JT TEN   - as joint tenants                             Act __________________________________________
                                                                                (State)
               with right of survivorship   UNIF TRF MIN ACT  - _______________ Custodian (until age) ________
               and not as tenants in                            _______________ under Uniform Transfers
               common                                             (Minor)
                                                              to Minors Act _______________________________
                                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                      hereby sell, assign and transfer unto
                   _____________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------




---------------------------------------


--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ----------------------------

                                     X
                                      ----------------------------------------

                                     X
                                      ----------------------------------------
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -------------------------------------------
  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
  CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
  MEDALLION SIGNATURE GUARANTEE PROGRAM PURSUANT
  TO S.E.C RULE 17Ad-15.